D A T A A S O F J U N E 3 0 , 2 0 1 6 U N L E S S O T H E R W I S E N O T E D INVESTOR PRESENTATION

FORWARD-LOOKING STATEMENTS This presentation may contain forward-looking statements with respect to Fulton Financial Corporation’s financial condition, results of operations and business. Do not unduly rely on forward-looking statements. Forward-looking statements can be identified by the use of words such as “may,” “should,” “will,” “could,” “estimates,” “predicts,” “potential,” “continue,” “anticipates,” “believes,” “plans,” “expects,” “future,” “intends” and similar expressions which are intended to identify forward-looking statements. Management’s “2016 Outlook” contained herein is comprised of forward-looking statements. Forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties, some of which are beyond the Corporation’s control and ability to predict, that could cause actual results to differ materially from those expressed in the forward-looking statements. The Corporation undertakes no obligation, other than as required by law, to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. A discussion of certain risks and uncertainties affecting the Corporation, and some of the factors that could cause the Corporation’s actual results to differ materially from those described in the forward-looking statements, can be found in the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2015 and Quarterly Reports on Form 10-Q for the quarters ended March 31, 2016 and June 30, 2016 which have been filed with the Securities and Exchange Commission and are available in the Investor Relations section of the Corporation’s website (www.fult.com) and on the Securities and Exchange Commission’s website (www.sec.gov). The Corporation uses certain non-GAAP financial measures in this presentation. These non-GAAP financial measures are reconciled to the most comparable GAAP measures at the end of this presentation. 2

WHY FULTON? • Risk Management Foundation • Management Depth and Experience • Stability of Geographic Markets / Franchise Value • Strong Capital & Reserves • Commitment to Enhancing Shareholder Value • Relationship Banking Strategy / Customer Experience • Quality Loan Growth / Solid Asset Quality • Attractive Core Deposit Profile • Prudent Expense Management / Cost Reduction Initiatives • Balance Sheet Is Positioned for Rising Interest Rates 3

A VALUABLE FRANCHISE • 243 community banking offices across the Mid-Atlantic • Asset size: $18.5 billion • 3,700+ team members (3,485 FTEs (1)) • Market capitalization: $2.3 billion (2) 4 (1) Full-time equivalent employees. (2) Based on shares outstanding and the closing price as of June 30, 2016.

STRONG POSITION IN ATTRACTIVE MARKETS 5 Note: Data as of June 30, 2015 per Federal Deposit Insurance Corporation (FDIC) Summary of Deposits. Household Income Data as of June 30, 2015 per SNL Financial LC. (1) Median HH Income, 2016 – 2021 Projected Population Change and 2016 – 2021 Projected HH Income Change are weighted by deposits in each MSA. Median Deposits Market Market Household (HH) Metropolitan Statistical Area (MSA) (in millions) Rank Share Income Population HH Income Lancaster, PA 2,826$ 1 25.72% 59,989$ 2.53% 8.62% Philadelphia-Camden-Wilmington, PA-NJ-DE-MD 2,686 13 0.79% 63,514 1.64% 6.63% Allentown-Bethlehem-Easton, PA-NJ 1,400 5 8.60% 60,194 1.24% 7.44% New York-Newark-Jersey City, NY-NJ-PA 1,123 64 0.08% 68,223 2.75% 5.53% Baltimore-Columbia-Towson, MD 872 9 1.29% 70,839 3.34% 5.20% York-Hanover, PA 772 4 11.33% 59,123 1.50% 5.20% Harrisburg-Carlisle, PA 694 5 5.63% 61,028 2.14% 8.80% Lebanon, PA 688 1 34.10% 58,978 1.97% 8.92% Reading, P 482 7 3.54% 59,208 0.67% 9.86% Hagerstown-Martinsburg, MD-WV 454 2 13.70% 57,557 3.46% 4.91% Top 10 Fulton Financial Corporation MSAs (1) 11,999$ 62,184$ 2.10% 7.22% Total Franchise (1) 13,812$ 61,860$ 2.20% 7.11% Nationwide 55,551$ 3.69% 7.77% 2016-2021 Projected Change

Name Position Years at Fulton Years in Financial Services Prior Experience E. Philip Wenger Chairman, President & CEO 36 36 Various roles since joining in 1979 Patrick Barrett (1) Senior EVP & CFO 2 23 SunTrust, JPMorgan, Deloitte Touche Tomatsu Craig Roda Senior EVP/ Community Banking 37 37 Various roles since joining in 1979 Philmer Rohrbaugh (1) Senior EVP/ COO 3 38 KPMG, Arthur Andersen Curtis Myers Senior EVP/ President and COO of Fulton Bank 26 26 Various roles since joining in 1990 Meg Mueller Senior EVP & CCO 19 29 Various roles since joining in 1996 Angela Sargent Senior EVP/ CIO and IT Manager 23 23 Various roles since joining in 1992 Betsy Chivinski (1) Senior EVP/CRO 22 34 Various roles since joining in 1994 DEEP EXECUTIVE MANAGEMENT TEAM 6 (1) Includes years of service in public accounting as a financial services industry specialist

SECOND QUARTER HIGHLIGHTS Diluted Earnings Per Share: $0.23 in 2Q16, 4.5% increase from 1Q16 and 9.5% increase from 2Q15 Pre-Provision Net Revenue: $53.3 million, 4.9% increase from 1Q16 and 9.7% increase from 2Q15 Linked Quarter Loan and Core Deposit Growth: 0.8% increase in average loans, while average core deposits increased 1.6% Net Interest Income & Margin: Net interest income was flat, reflecting a 3 basis point decrease in net interest margin, offset by the impact of loan growth Non-Interest Income(1) & Non-Interest Expense: 9.2% increase in non-interest income and a 1.0% increase in non-interest expense Asset Quality: $981,000 increase in provision for credit losses with improvement in all credit metrics. Annualized net charge-off rate decreased from 20 basis points to 10 basis points. Year-over-Year Loan and Core Deposit Growth: 5.9% increase in average loans and 10.2% increase in average core deposits Net Interest Income & Margin: 4.9% increase in net interest income and net interest margin unchanged Non-Interest Income(1) & Non-Interest Expense: 4.5% increase in non-interest income and a 2.8% increase in non-interest expense Asset Quality: $311,000 increase in provision for credit losses. Improvement in all credit metrics. 7 (1) Excluding securities gains.

INCOME STATEMENT SUMMARY  Net Income of $39.8 million; a 3.9% increase from 1Q16 and an 8.4% increase from 2Q15. Earnings per share increased 4.5% from 1Q16 and 9.5% from 2Q15.  Net Interest Income  From 1Q16: Flat, reflecting a 3 bp decrease in net interest margin (NIM), offset by the impact of a 0.7% increase in average earning assets  From 2Q15: Increase of 4.9% due to a 5.3% increase in average earning assets  Loan Loss Provision $2.5 million provision in 2Q16; Asset quality metrics continue to improve  Non-Interest Income  From 1Q16 : Increase of 9.2% driven by increases in commercial loan interest rate swap fees, merchant fees, life insurance income, debit card fees, and gains on sales of SBA loans  From 2Q15 : Increase of 4.5% due to increased commercial loan interest rate swap fees, other service charges, and gains on sales of SBA loans, partially offset by decrease in mortgage banking income  Non-Interest Expenses  From 1Q16: Increase of 1.0% due to higher professional fees and salaries and benefits, partially offset by net decreases in outside services, equipment and occupancy expenses  From 2Q15: Increase of 2.8% due mainly to higher salaries and benefits, professional fees, data processing and software, partially offset by a decrease in expenses for outside services 8 (1) ROA is return an average assets determined by dividing net income for the period indicated by average assets. (2) Non-GAAP based financial measure. Please refer to the calculation and management’s reasons for using this measure on the slide titled “Non-GAAP Reconciliation” at the end of this presentation. 2Q16 1Q16 2Q15 Net Interest Income 128,916$ (138)$ 5,996$ Provision for Credit Losses 2,511 981 311 Non-interest Income 46,061 3,871 1,987 Securities Gains 76 (871) (2,339) Non-interest Expense 121,637 1,224 3,283 Income before Income Taxes 50,905 657 2,050 Income Taxes 11,155 (836) (1,020) Net Income 39,750$ 1,493$ 3,070$ Earnings Per Share (Diluted) 0.23$ 0.01$ 0.02$ ROA (1) 0.88% 0.02% 0.02% ROE (tangible) (2) 10.26% 0.19% 0.43% Efficiency rati (2) 67.6% (0.7%) (1.4%) (dollars in thousands, except per-share data) Change from

NET INTEREST INCOME AND MARGIN Net Interest Income & Net Interest Margin ~ $730 million ~ $610 million $122.9 $125.7 $127.8 $129.1 $128.9 3.20% 3.18% 3.19% 3.23% 3.20% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% $- $20.0 $40.0 $60.0 $80.0 $100.0 $120.0 $140.0 Q2 2015 Q3 2015 Q4 2015 Q1 2016 Q2 2016 Net Interest Income Net Interest Margin (Fully-taxable equivalent basis, or FTE) Average Interest-Earning Assets & Yields Average Liabilities & Rates $2.8 $2.9 $2.8 $2.8 $2.8 $13.2 $13.4 $13.7 $13.9 $14.0 3.74% 3.68% 3.67% 3.72% 3.69% 0.00% 2.00% 4.00% $- $3.0 $6.0 $9.0 $12.0 $15.0 $18.0 Q2 2015 Q3 2015 Q4 2015 Q1 2016 Q2 2016 Securities & Other Loans Earni ng Asse t Y ield (FT E) $13.5 $13.9 $14.2 $14.2 $14.4 $1.4 $1.3 $1.2 $1.4 $1.4 0.77% 0.72% 0.69% 0.70% 0.70% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% $- $3.0 $6.0 $9.0 $12.0 $15. Q2 2015 Q3 2015 Q4 2015 Q1 2016 Q2 2016 Deposits Borrowings Cost of Interest-bearing Liabilities ($ IN MILLIONS) ($ IN BILLIONS) ($ IN BILLIONS) 9

LOAN PORTFOLIO COMPOSITION & YIELD 10 Note: Loan portfolio composition is based on average balances for the years ended December 31, 2011 to 2015, and six months ended June 30, 2016. (1) Presented on a fully-taxable equivalent basis. $4.6 $4.9 $5.1 $5.2 $5.5 $3.6 $3.7 $3.7 $3.9 $4.1 $1.6 $1.7 $1.7 $1.7 $1.7 $1.2 $1.3 $1.4 $1.4 $1.4 $0.6 $0.6 $0.6 $0.7 $0.8 $0.4 $0.4 $0.4 $0.4 $0.4 4.81% 4.39% 4.21% 4.04% 3.99% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 7.00% 8.00% 9.00% 10.00% $- $2.0 $4.0 $6.0 $8.0 $10.0 $12.0 $14.0 $16.0 2012 2013 2014 2015 Jun 2016 Comm'l Mtg Comm'l Home Equity Res Mtg Construction Consumer/Other FTE loan yield (1) $12.9 A ve ra ge Loa n Po rtf o lio B al an ce s, in b ill io n s To tal Loa n Po rtf o lio Y ie ld (1) Average loans are up 5.8% compared to June 30, 2015. $12.0 $12.6 $13.3 $13.9

DEPOSIT PORTFOLIO COMPOSITION 11 Note: Deposit composition is based on average balances for the periods indicated. Average demand and savings up 10.1% compared to the six months ended June 30, 2015; while total average deposits are up 6.4%. 20% 28% 24% 18% 10% Time Deposits Non-Int DDA Int DDA Money Mkt Savings Six Months Ended June 30, 2016 23% 28% 23% 17% 9% Time Deposits Non-Int DDA Int DDA Money Mkt Savings Six Months Ended June 30, 2015

1) A variety of interest rate scenarios are used to measure the effects of sudden and gradual movements upward and downward in the yield curve. These results are compared to the results obtained in a flat or unchanged interest rate scenario. Simulation of net interest income is used primarily to measure the Corporation’s short- term earnings exposure to rate movements. The Corporation’s policy limits the potential exposure of net interest income, in a non-parallel instantaneous shock, to 10% of the base case net interest income for a 100 basis point shock in interest rates, 15% for a 200 basis point shock and 20% for a 300 basis point shock. A "shock" is an immediate upward or downward movement of interest rates. The shocks do not take into account changes in customer behavior that could result in changes to mix and/or volumes in the balance sheet, nor do they account for competitive pricing over the forward 12-month period. These results include the effect of implicit and explicit floors that limit further reduction in interest rates. 2) The actual impact of changes in interest rates on the Corporation’s net interest income may differ materially from the anticipated amounts presented above. Rate Annual Change in % Change (1) Net Interest Income (2) Change +300 bps $ 73.3 million 14.1% +200 bps $ 49.1 million 9.4% +100 bps $ 22.5 million 4.3% - 100 bps $ (15.6) million -3.0% POSITIONED FOR RISING INTEREST RATE ENVIRONMENT JUNE 30, 2016 12

ASSET QUALITY ($ IN MILLIONS) 13 Provision for Credit Losses Non-Performing Loans (NPLs) & NPLs to Loans 113.34% 116.81% 118.37% 121.05% 129.26% 1.28% 1.25% 1.24% 1.20% 1.17% 0.00% 1.00% 2.00% 3.00% 0.00% 25.00% 50.00% 75.00% 100.00% 125.00% 150.00% Q2 2015 Q3 2015 Q4 2015 Q1 2016 Q2 2016 Allowance/NPLs Allowance/Loans Net Charge-offs (NCOs) and NCOs to Average Loans Allowance for Credit Losses (Allowance) to NPLs & Loans $12.4 $1.1 $0.7 $6.9 $3.5 0.38% 0.03% 0.02% 0.20% 0.10% 0.00% 0.10% 0.20% 0.30% 0.40% 0.50% $- $2.0 $4.0 $6.0 $8.0 $10.0 $12.0 $14.0 Q2 2015 Q3 2015 Q4 2015 1 6 2 2016 NCOs NCOs/Average Loans $2.2 $1.0 $2.8 $1.5 $2.5 $- $2.0 $4.0 Q2 2015 Q3 2015 Q4 2015 Q1 2016 Q2 2016 $149.5 $145.0 $144.8 $137.2 $127.7 1.13% 1.07% 1.05% 0.99% 0.90% 0.00% 0.50% 1.00 1.50% 2.00% $0.0 $20.0 $40.0 $60.0 $80.0 $100.0 $120.0 $140.0 $160.0 Q2 2015 Q3 2015 Q4 2015 Q1 2016 Q2 2016 NPL NPLs/Loans

NON-INTEREST INCOME ($ IN MILLIONS) Non-interest Income, Excluding Securities Gains ~ $730 million ~ $610 million $44.1 $43.0 $45.1 $42.2 $46.1 $- $5.0 $10.0 $15.0 $20.0 $25.0 $30.0 $35.0 $40.0 $45.0 $50.0 Q2 2015 Q3 2015 Q4 2015 Q1 2016 Q2 2016 Mortgage Banking Income & Spreads Other Non-interest Income 1.62% 1.17% 1.60% 1.28% 1.71% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% $(1.0) $- $1.0 $2.0 $3.0 $4.0 $5.0 $6.0 Q2 2015 Q3 2015 Q4 2015 Q1 2016 Q2 2016(2) Gains on Sales Servicing Income Spread on Sales (1) $5.3 $3.9 $4.3 $4.0 $3.9 $- $5.0 $10.0 $15.0 $20.0 $25. $30.0 $35.0 $40.0 $45.0 Q2 2015 Q3 2015 Q4 2015 Q1 2016 Q2 2016 Invt Mgmt & Trust Srvs Deposit Srv Chgs Oth Srv Chgs Other $38.7 $39.2 $40.7 $38.2 $42.2 (1) Represents Gains on Sales divided by total new commitments to originate residential mortgage loans for customers. (2) Servicing income includes $1.7 million Mortgage Servicing Rights (MSR) impairment charge in Q2 2016. 14 Includes $1.7 MSR impairment charge

NON-INTEREST EXPENSES ($ IN MILLIONS) Non-interest Expense & Efficiency Ratio (1) ~ $730 million ~ $610 million $118.4 $119.3 $118.4 $120.4 $121.6 68.9% 68.8% 66.6% 68.3% 67.6% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% 70.0% 80.0% $- $20.0 $40.0 $60.0 $80.0 $100.0 $120.0 $140.0 Q2 2015 Q3 2015 Q4 2015 Q1 2016 Q2 2016 Salaries and Employee Benefits & Staffing Other Non-interest Expenses 3,474 3,485 - 2,000 4,000 6,000 $- $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 $70.0 $80.0 Q2 2015 Q3 2015 Q4 2015 Q1 2016 Q2 2016 Total Salaries Employee Benefits Average Full-time Equivalent Employees $65.1 $65.3 $65.5 $69.4 $70.0 $- $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 $70.0 Q2 2015 Q3 2015 Q4 2015 Q1 2016 Q2 2016 Occp & Equip Data Processing & Software Outside Srvs Other $53.3 $54.0 $52.9 $51.0 $51.6 (1) Non-GAAP based financial measure. Please refer to the calculation and management’s reasons for using this measure on the slide titled “Non- GAAP Reconciliation” at the end of this presentation. 15

$1.8 $2.1 $3.2 $4.3 $2.2 $4.6 $1.4 $8.2 $4.5 $2.1 $0.4 $1.4 $0.2 13 26 30 45 47 51 0 10 20 30 40 50 60 $- $3.0 $6.0 $9.0 $12.0 2011 2012 2013 2014 2015 YTD 6/2016 Salaries & Benefits Expense Outside Consulting Services(1) Temporary Employee Expense Staffing $0.8$0.1 COMPLIANCE & RISK MANAGEMENT (1) Represents third-party consulting and legal services directly related to BSA/AML compliance program. To tal E xp e n se s, in m ill io n s • Strengthening Risk Management and Compliance infrastructures • Address deficiencies within BSA/AML compliance • BSA/AML enforcement actions at the Corporation and banking subsidiaries • Significant investments in personnel, outside services and systems BSA/AML Compliance Program Expenses and Staffing To tal N u m b e r o f Em p lo ye e s at Pe rio d En d 16

PROFITABILITY & CAPITAL 17 ROA(1) ROE (tangible)(2) Tangible Common Equity Ratio(2) Diluted Earnings Per Common Share 9.83% 9.11% 10.16% 10.07% 10.26% 0.00% 4.00% 8.00% 12.00% Q2 2015 Q3 2015 Q4 2015 Q1 2016 Q2 2016 0.86% 0.78% 0.86% 0.86% 0.88% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% Q2 2015 Q3 2015 Q4 2015 Q1 2016 Q2 2016 (1) ROA is return an average assets determined by dividing net income for the period indicated by average assets (2) Non-GAAP based financial measure. Please refer to the calculation and management’s reasons for using this measure on the slide titled “Non-GAAP Reconciliation” at the end of this presentation. 8.9% 8.6% 8.7% 8.8% 8.8% 0.0% 4. 8. 12.0 Q2 2015 Q3 2015 Q4 2015 Q1 2016 Q2 2016 $0.21 $0.20 $0.22 $0.22 $0.23 $- $0.05 $0.10 $0.15 $0.20 $0.25 Q2 2015 Q3 2015 Q4 2015 Q1 2016 Q2 2016

STOCK REPURCHASE PROGRAMS June 2012 to July 2016 Repurchase Programs (1) Shares Repurchased 31.9 million % of Outstanding Shares 15.9% (2) Amount Repurchased $375 million Average Purchase Price $11.77 18 demand and savings (1) Share repurchases completed from June 2012 through July 31, 2016. (2) Total shares repurchased as a percentage of outstanding common stock on June 30, 2012. In October 2015, the Board of Directors approved a repurchase program of up to $50 million of the Corporation’s common stock, or approximately 2.3% of outstanding shares, through December 31, 2016. In 2016, 1.5 million shares, at a total cost of $18.5 million, were repurchased under this plan at an average cost of $12.48 per share. Up to additional $31.5 million of common shares may be repurchased under this program.

AVERAGE ASSETS AND ROA, BY BANK Six Months Ended Jun 30, 2016 Average Assets ($ Millions) 2016 2015 Fulton Bank, N.A. $9,910 1.07% 1.06% Lafayette Ambassador Bank 1,528 0.96% 1.07% The Columbia Bank 2,139 0.90% 0.82% Fulton Bank of New Jersey 3,719 0.67% 0.76% FNB Bank, N.A. 358 0.60% 0.72% Swineford National Bank 305 0.53% 1.43% Fulton Financial Corporation $18,063 0.87% 0.90% Six Months Ended Jun 30, Return on Average Assets (1) (1) Net Income divided by average assets, annualized. 19

2016 OUTLOOK The following outlook remains unchanged from prior quarter: • Loans & Deposits: Annual average growth rate in the mid- to high-single digits • Asset Quality: Provision driven primarily by loan growth • Non-Interest Income (Excluding Securities Gains): Mid- to high-single digit growth rate • Non-Interest Expense (Excluding Loss on Redemption of TruPS): Low- to mid-single digit growth rate • Capital: Focus on utilizing capital to support growth and provide appropriate returns to our shareholders The following outlook has been updated: • Net Interest Margin  Original: Stable on an annual basis, with modest volatility (+/- 0 to 3 basis points) on a quarterly basis  Updated: Absent any further rate increases, expect low-single digit quarterly compression 20

APPENDIX

AVERAGE LOAN PORTFOLIO AND YIELDS 22 Note: Yields presented on a fully taxable-equivalent basis, using a 35% federal tax rate and statutory interest expense disallowances. Balance Yield Q1 2016 Q2 2015 Q1 2016 Q2 2015 Comm'l Mort 5,558$ 4.00% 70$ 347$ (0.03%) (0.15%) Commercial 4,081 3.81% (14) 245 0.02% 0.02% Home Equity 1,656 4.10% (18) (39) 0.00% (0.01%) Resid Mort 1,400 3.78% 19 44 0.00% (0.04%) Construction 821 3.81% 29 122 (0.01%) (0.16%) Cons./Other 450 5.72% 27 55 (0.54%) (0.24%) Total Loans 13,966$ 3.98% 113$ 774$ (0.02%) (0.07%) (dollars in millions) Balance FromQ2 2016 Change in Yield From

AVERAGE CUSTOMER FUNDING AND RATES 23 Balance Rate Q1 2016 Q2 2015 Q1 2016 Q2 2015 Nonint DDA 4,078$ - % 110$ 343$ - % - % Int DDA 3,454 0.18% 16 301 0.01% 0.05% Savings/MMDA 3,990 0.19% 57 421 0.01% 0.05% CD's 2,844 1.06% (24) (183) 0.02% 0.02% Total Deposits 14,366 0.30% 159 882 0.00% 0.00% Cash Mgt 259 0.09% 14 (1) 0.00% 0.02% Total Customer Funding 14,625$ 0.30% 173$ 881$ 0.00% 0.01% (dollars in millions) Balance FromQ2 2016 Change In Rate From Note: Average customer funding is for the three months ended June 30, 2016..

ENDING LOAN DISTRIBUTION BY STATE

JUNE 30, 2016

FULTON FINANCIAL CORPORATION

	Comm'l	Comm'l Mortgage	Constr.	Res. Mtg.	Consumer & Other	Total
			(in thousands)			
Pennsylvania	$ 2,955,943	$ 2,909,670	$ 488,736	$ 652,609	$ 1,290,859	$ 8,297,817
New Jersey	555,288	1,426,080	183,219	238,100	372,309	2,774,996
Maryland	336,817	576,131	67,531	222,407	288,182	1,491,068
Virginia	129,129	472,861	54,539	257,403	65,469	979,401
Delaware	122,000	250,605	59,674	76,773	102,825	611,877
	$ 4,099,177	$ 5,635,347	$ 853,699	$ 1,447,292	$ 2,119,644	$ 14,155,159

24

NON-PERFORMING LOANS(1) JUNE 30, 2016 25 Comm'l Consumer Ending Loans NPLs/Loans Comm'l Mortgage Constr. Res. Mtg. & Other Total NPLs by State by State Pennsylvania 18,661$ 15,065$ 8,175$ 9,361$ 6,724$ 57,986$ 8,297,817$ 0.70% New Jersey 5,982 15,471 - 7,113 5,264 33,830 2,774,996 1.22% Maryland 5,858 3,348 440 1,979 2,076 13,701 1,491,068 0.92% Virginia 5,159 1,572 117 5,752 1,656 14,256 979,401 1.46% Delaware 3,242 248 3,147 825 499 7,961 611,877 1.30% 38,902$ 35,704$ 11,879$ 25,030$ 16,219$ 127,734$ 14,155,159$ 0.90% Ending Loans 4,099,177$ 5,635,347$ 853,699$ 1,447,292$ 2,119,644$ 14,155,159$ Non-performing Loan % (6/30/16) 0.95% 0.63% 1.39% 1.73% 0.77% 0.90% Non-performing Loan % (12/31/15) 1.08% 0.75% 1.56% 2.07% 0.88% 1.05% (dollars in thousands) (1) Includes loans ≥ 90 days past due and accruing, and non-accrual loans.

NET CHARGE-OFFS (RECOVERIES) THREE MONTHS ENDED JUNE 30, 2016 26 Comm'l Consumer Average Loans Charge-Offs to Comm'l Mortgage Constr. Res. Mtg. & Other Total by State Average Loans Pennsylvania 29$ 619$ 465$ 91$ 1,172$ 2,376$ 8,179,342$ 0.12% New Jersey 1,614 (505) (170) 22 1,526 2,487 2,750,849 0.36% Maryland 51 (1) (944) (178) (150) (1,222) 1,469,044 -0.33% Virginia 3 - (85) (1) 2 (81) 958,282 -0.03% Delaware (3) (6) (87) (14) 18 (92) 608,507 -0.06% 1,694$ 107$ (821)$ (80)$ 2,568$ 3,468$ 13,966,024$ 0.10% Average Loans 4,080,524$ 5,557,680$ 820,881$ 1,399,851$ 2,107,088$ 13,966,024$ Net Charge-offs (Recoveries) to Average Loans 0.17% 0.01% (0.40%) (0.02%) 0.49% 0.10% (dollars in thousands)

INVESTMENT PORTFOLIO JUNE 30, 2016 27 Weighted Avg. Remaining Life Amortized Unrealized Estimated (in years) Cost Gain (Loss) Fair Value (dollars in millions) Collateralized mortgage obligations 3.2 702$ 4$ 706$ Mortgage-backed securities 4.3 1,242 26 1,268 State and municipal securities 7.9 333 12 345 Auction rate securities 1.0 107 (9) 98 Corporate debt securities 9.3 95 (3) 92 U.S. Government sponsored agency securities 4.6 - - - Bank stocks N/A 14 6 20 Other equity securities N/A 1 - 1 Total Investments 4.5 2,494$ 36$ 2,530$

A SUSTAINABLE PAYOUT $0.20 $0.30 $0.32 $0.34 $0.38 $0.19 2.04% 3.12% 2.44% 2.75% 2.92% 2.81% 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 3.0% 3.5% 4.0% 4.5% $0.00 $0.04 $0.08 $0.12 $0.16 $0.20 $0.24 $0.28 $0.32 $0.36 $0.40 2011 2012 2013 2014 2015 Q2 2016 Cash Dividend Yield 28 (1) Annualized dividend rate per share divided by period-end stock price. (2) Compounded annual growth rate from December 31, 2011 to annualized June 30 , 2016. Cash Dividend Per Common Share & Yield CAGR (2) = 13.7% Cas h D iv id e n d Pe r C o m m o n S h ar e D ivid e n d Y ie ld (1)

NON-INTEREST INCOME (EXCLUDING SECURITIES GAINS) 29 Q2 2016 Q1 2016 Q2 2015 Q1 2016 Q2 2015 Invt Mgt & Trust 11,247$ 10,988$ 11,011$ 259$ 236$ Overdraft & NSF Fees 5,384 5,272 5,353 112 31 Merchant Fees 4,252 3,682 4,088 570 164 Service Charges 3,932 3,820 3,915 112 17 Mortgage Banking Income 3,897 4,030 5,339 (133) (1,442) Cash Mgt Fees 3,580 3,466 3,369 114 211 Commercial Swap Fees 2,751 1,442 1,026 1,309 1,725 Debit Card Fees 2,719 2,511 2,626 208 93 Credit Card Fees 2,596 2,424 2,474 172 122 Letters of Credit 1,162 1,146 1,174 16 (12) Other Income 4,541 3,409 3,699 1,132 842 Total Non-Interest Income 46,061$ 42,190$ 44,074$ 3,871$ 1,987$ (in thousands) Change From

NON-INTEREST EXPENSE 30 Q2 2016 Q1 2016 Q2 2015 Q1 2016 Q2 2015 Salaries & Benefits 70,029$ 69,372$ 65,067$ 657$ 4,962$ Occupancy & Equipment 14,683 15,591 15,144 (908) (461) Data Proc. & Software 9,429 9,321 8,270 108 1,159 Outside Services 5,508 6,056 8,125 (548) (2,617) Professional fees 3,353 2,333 2,731 1,020 622 FDIC Insurance 2,960 2,949 2,885 11 75 Supplies & Postage 2,706 2,579 2,726 127 (20) Marketing 1,916 1,624 2,235 292 (319) Telecommunications 1,459 1,488 1,617 (29) (158) Operating Risk Loss 986 540 674 446 312 OREO & Repo Expenses, net 365 638 129 (273) 236 Other Expenses 8,243 7,922 8,751 321 (508) Total Non-Interest Expenses 121,637$ 120,413$ 118,354$ 1,224$ 3,283$ (in thousands) Change From

NON-GAAP RECONCILIATION

FULTON FINANCIAL CORPORATION

***Note**: The Corporation has presented the following non-GAAP (Generally Accepted Accounting Principles) financial measures because it believes that these measures provide useful and comparative information to assess trends in the Corporation's results of operations and financial condition. Presentation of these non-GAAP financial measures is consistent with how the Corporation evaluates its performance internally and these non-GAAP financial measures are frequently used by securities analysts, investors and other interested parties in the evaluation of companies in the Corporation's industry. Investors should recognize that the Corporation's presentation of these non-GAAP financial measures might not be comparable to similarly-titled measures of other companies. These non-GAAP financial measures should not be considered a substitute for GAAP basis measures and the Corporation strongly encourages a review of its condensed consolidated financial statements in their entirety.*

	Three Months Ended				
	Jun 30 2015	Sep 30 2015	Dec 31 2015	Mar 31 2016	Jun 30 2016
Efficiency ratio			*(dollars in thousands)*		
Non-interest expense	$ 118,354	$ 124,889	$ 118,439	$ 120,413	$ 121,637
Less: Intangible amortization	(106)	(5)	(6)	-	-
Less: Loss on redemption of TruPS	-	(5,626)	-	-	-
Numerator	$ 118,248	$ 119,258	$ 118,433	$ 120,413	$ 121,637
Net interest income (fully taxable equivalent)	$ 127,445	$ 130,250	$ 132,683	$ 134,026	$ 133,890
Plus: Total Non-interest income	46,489	44,774	45,839	43,137	46,137
Less: Investment securities gains	(2,415)	(1,730)	(776)	(947)	(76)
Denominator	$ 171,519	$ 173,294	$ 177,746	$ 176,216	$ 179,951
Efficiency ratio	68.9%	68.8%	66.6%	68.3%	67.6%

	Three Months Ended				
	Jun 30 2015	Sep 30 2015	Dec 31 2015	Mar 31 2016	Jun 30 2016
			(dollars in thousands)		
Return on Average Shareholders' Equity (ROE) (Tangible)					
Net income	$ 36,680	$ 34,251	$ 38,535	$ 38,257	$ 39,750
Plus: Intangible amortization, net of tax	69	3	4	-	-
Numerator	$ 36,749	$ 34,254	$ 38,539	$ 38,257	$ 39,750
Average shareholders' equity	$ 2,031,788	$ 2,022,829	$ 2,036,769	$ 2,058,799	$ 2,089,915
Less: Average goodwill and intangible assets	(531,618)	(531,564)	(531,556)	(531,556)	(531,556)
Average tangible shareholders' equity (denominator)	$ 1,500,170	$ 1,491,265	$ 1,505,213	$ 1,527,243	$ 1,558,359
Return on average common shareholders' equity (tangible), annualized	9.83%	9.11%	10.16%	10.07%	10.26%

31

NON-GAAP RECONCILIATION (CON’T) 32 Jun 30 Sep 30 Dec 31 Mar 31 Jun 30 2015 2015 2015 2016 2016 Tangible Common Equity to Tangible Assets (TCE Ratio) Shareholders' equity 2,024,817$ 2,025,904$ 2,041,894$ 2,073,309$ 2,106,997$ Less: Intangible assets (531,567) (531,562) (531,556) (531,556) (531,556) Tangible shareholders' equity (numerator) 1,493,250$ 1,494,342$ 1,510,338$ 1,541,753$ 1,575,441$ Total assets 17,365,462$ 17,838,059$ 17,914,718$ 18,122,254$ 18,479,697$ Less: Intangible assets (531,567) (531,562) (531,556) (531,556) (531,556) Total tangible assets (denominator) 16,833,895$ 17,306,497$ 17,383,162$ 17,590,698$ 17,948,141$ Tangible Common Equity to Tangible Assets 8.9% 8.6% 8.7% 8.8% 8.8% Jun 30 Sep 30 Dec 31 Mar 31 Jun 30 2015 2015 2015 2016 2016 Pre-Provision Net Revenue Net interest income 122,920$ 125,694$ 127,799$ 129,054$ 128,916$ Non-interest income 46,489 44,774 45,839 43,137 46,137 Less: Investment securities gains (2,415) (1,730) (776) (947) (76) Total Revenue 166,994 168,738 172,862 171,244 174,977 on-interest expense 118,354 124,889 118,439 120,413 121,637 Less: Loss on redemption of TruPS - (5,626) - - - Total Non-interest expense, as adjusted 118,354 119,263 118,439 120,413 121,637 Pre-Provision Net Revenue 48,640$ 49,475$ 54,423$ 50,831$ 53,340$ Three Months Ended (dollars in thousands) (in thousands)

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